EXHIBIT 23.1

                                  EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Fleet Financial Group, Inc.:





We consent to the use of our report incorporated by reference in the Annual Report on Form 10-K of Fleet Financial Group, Inc. for the year ended December 31, 1996, which is incorporated herein by reference.


                                        KPMG Peat Marwick LLP



Boston, Massachusetts
January 30, 1998